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                                                                    Exhibit 23.1

                        Consent of Independent Auditors


The Board of Directors
Century Bancshares, Inc.:


         We consent to the use of our report dated February 21, 1997 incorporated herein by reference, and to the reference to our firm under the heading "Experts" in the Prospectus.




                                          KPMG Peat Marwick LLP



Washington, D.C.
February 2, 1998